     PLEDGE AND SECURITY AGREEMENT


               THIS AGREEMENT is made as of the ________ day of _______________, 1994, by and between FIRST FIDELITY BANK, NATIONAL ASSOCIATION, as Agent (in such capacity, "Secured Party") for the Lenders, the Issuing Bank and the Noteholders (as those terms are hereinafter defined), and AAI CORPORATION, a Maryland corporation ("Debtor").


              SECTION 1.  CONSTRUCTION OF AGREEMENT AND DEFINITIONS


     Unless the context otherwise requires, all of the terms used herein without definition which are defined by the Maryland Uniform Commercial Code shall have the meanings assigned to them by the Maryland Uniform Commercial Code except to the extent varied by this Agreement. Unless the context otherwise requires, all capitalized terms hereinbefore or hereinafter used in this Agreement without definition shall have the meanings assigned to such terms in the Credit Agreement. The phrases "satisfactory to Secured Party," "acceptable to Secured Party" and similar phrases shall mean satisfactory or acceptable to Secured Party, in Secured Party's discretion exercised in good faith. The use of the singular herein shall also refer to the plural and vice versa, and the use herein of any gender, including the neuter, shall also refer to each of the other genders, including the neuter. The captions and headings contained in this Agreement are for convenience of reference only and shall not affect the meaning, or the construction or interpretation, of this Agreement. In addition to terms defined elsewhere in this Agreement, the following terms shall have the following meanings when used herein:

               "CARSHELL" shall mean AAI California Carshell, Inc., a Maryland corporation.

               "CARSHELL SECURITIES" shall mean the shares of capital stock of Carshell identified on the Securities Exhibit attached to this Agreement and incorporated by reference into this Agreement, and all other shares of capital stock and other securities of Carshell, now owned or hereafter acquired by Debtor.

               "COLLATERAL" shall mean:  (a) the Securities Collateral; and
     (b) all of Debtor's present and future books and records in any form relating to the Securities Collateral, in or on any media, including data processing materials in any form (including software, tapes, disks and the like), whether in the possession of Debtor or any other person.

               "CREDIT AGREEMENT" shall mean, as the same may be waived, amended, modified, extended, renewed, supplemented or replaced from time to time, that certain Credit Agreement of even date herewith among Debtor, Secured Party, Lenders and Issuing Bank.

               "DEBTOR NOTICE ADDRESS" shall mean York Road and Industry Lane, Hunt Valley, Maryland 21030.

               "ENGINEERING" shall mean AAI Engineering Support Inc., a Maryland corporation.

               "ENGINEERING SECURITIES" shall mean the shares of capital stock of Engineering identified on the Securities Exhibit attached to this Agreement and incorporated by reference into this Agreement, and all other shares of capital stock of Engineering and other securities of Engineering, now owned or hereafter acquired by Debtor.

               "EVENT OF DEFAULT" shall mean an "Event of Default," as defined in the Credit Agreement, or an "Event of Default," as defined in the Note Purchase Agreement.

               "GOOD FAITH" shall mean, with respect to a determination, request or other action to be made or taken by Secured Party "in good faith," that Secured Party shall make or take such determination, request or other action honestly and not maliciously.

               "INTERCREDITOR AGREEMENT" shall mean, as the same may be amended, modified, extended, renewed, supplemented or replaced from time to time, that certain Intercreditor Agreement of even date herewith among Secured Party, Lenders, Issuing Bank and Noteholders.

               "INTERNATIONAL" shall mean AAI International, Inc., a Delaware corporation.

               "INTERNATIONAL SECURITIES" shall mean the shares of capital stock of International identified on the Securities Exhibit attached to this Agreement and incorporated by reference into this Agreement, and all other shares of capital stock and other securities of International, now owned or hereafter acquired by Debtor.

               "ISSUING BANK" shall mean the person from time to time party to the Credit Agreement as "Issuing Bank."

               "LENDER DOCUMENTS" shall mean, as the same may be waived, amended, modified, extended, renewed, supplemented or replaced from time to time, the Credit Agreement, the Revolving Credit Notes, the Borrower Security Agreement, the Deed of Trust, the Guaranty, the Guarantor Security Agreement, the UIC Pledge Agreement, the UIC Subordination Agreement, the UIC-DEL Subordination Agreement, the L/C Agreements, this Agreement, and any and all other agreements, contracts, promissory notes and other instruments, security agreements, assignments, pledge agreements, indemnification agreements, mortgages, deeds of




















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     trust, leases, guaranties and other documents now or hereafter existing and evidencing, securing (directly or indirectly), guaranteeing (or in effect guaranteeing) or indemnifying (or in effect indemnifying) any of Lenders or Issuing Bank with respect to, any of the aforementioned documents or any obligations of any person to any of Lenders or Issuing Bank thereunder.

               "LENDER OBLIGATIONS" shall mean, as the same may be waived, amended, modified, extended, renewed, supplemented, refinanced, consolidated or replaced from time to time, all present and future Revolving Credit Loans, L/C Reimbursement Obligations and other obligations, indebtedness and liabilities of Debtor to each of Lenders and Issuing Bank arising under, evidenced by or in connection with the Credit Agreement or the other Lender Documents, including, without limitation, all principal amounts, including future advances, indemnification obligations, interest charges, fees, premiums, commissions and all other charges and sums, as well as all costs and expenses, including reasonable attorneys' fees and expenses, payable or reimbursable by Debtor under or in connection with the Credit Agreement or the other Lender Documents, whether direct or indirect, contingent or noncontingent, matured or unmatured, accrued or not accrued, liquidated or unliquidated, as well as all claims, demands, actions, causes of action and judgments arising from or relating to any of the foregoing, and including, without limitation, all claims against Debtor arising or re-arising on account of or as a result of any payment made by Debtor or any other person with respect to any obligations included in this definition which is rescinded or recovered from any of Lenders or Issuing Bank or restored or returned by any of Lenders or Issuing Bank under authority of any law, rule, regulation, order of court or Governmental Authority, or in connection with any compromise or settlement relating thereto or relating to any pending or threatened action, suit or proceeding relating thereto, whether arising out of any proceedings under the United States Bankruptcy Code or otherwise.

               "LENDERS" shall mean the persons from time to time parties to the Credit Agreement as "Lenders."

               "MEDICAL" shall mean AAI Medical Corporation, a Maryland corporation.

               "MEDICAL SECURITIES" shall mean the shares of capital stock of Medical identified on the Securities Exhibit attached to this Agreement and incorporated by reference into this Agreement, and all other shares of capital stock and other securities of Medical, now owned or hereafter acquired by Debtor.

               "MICROFLITE" shall mean AAI Microflite Simulation
     International Corporation, a Maryland corporation.



















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




               "MICROFLITE SECURITIES" shall mean the shares of capital stock of Microflite identified on the Securities Exhibit attached to this Agreement and incorporated by reference into this Agreement, and all other shares of capital stock and other securities of Microflite, now owned or hereafter acquired by Debtor.

               "NOTE PURCHASE AGREEMENT" shall mean, as the same has been or may hereafter be waived, amended, modified, extended, renewed, supplemented or replaced from time to time, that certain Note Purchase Agreement dated July 15, 1992, among Debtor and Noteholders.

               "NOTEHOLDER DOCUMENTS" shall mean, as the same have been or may hereafter be waived, amended, modified, extended, renewed, supplemented or replaced from time to time, the Note Purchase Agreement, the Noteholder Notes, the UIC Noteholder Guaranty and any and all other agreements, contracts, promissory notes and other instruments, security agreements, assignments, pledge agreements, indemnification agreements, mortgages, deeds of trust, leases, guaranties and other documents now or hereafter existing and evidencing, securing, directly or indirectly, guaranteeing (or in effect guaranteeing) or indemnifying (or in effect indemnifying) Noteholders with respect to, any of the aforementioned documents or any obligations of any person to Noteholders thereunder.

               "NOTEHOLDER NOTES" shall mean, as the same have been or may hereafter be waived, amended, modified, extended, renewed, supplemented or replaced from time to time, that certain 8.65% Senior Note Due July 31, 1999, dated August 11, 1992, issued by Debtor to TRAL & CO, nominee of The Travelers Insurance Company, pursuant to the Note Purchase Agreement in the original principal amount of $9,000,000.00, that certain 8.65% Senior Note Due July 31, 1999, dated August 11, 1992, issued by Debtor to TRAL & CO, nominee of The Travelers Indemnity Company of Rhode Island, pursuant to the Note Purchase Agreement in the original principal amount of $3,000,000.00 and assigned by The Travelers Indemnity Company of Rhode Island to The Travelers Insurance Company, that certain 8.65% Senior Note Due
     July 31, 1999, dated August 11, 1992, issued by Debtor to Principal Mutual Life Insurance Company pursuant to the Note Purchase Agreement in the original principal amount of $10,000,000.00, and that certain 8.65% Senior Note Due July 31, 1999, dated August 11, 1992, issued by Debtor to Principal Mutual Life Insurance Company pursuant to the Note Purchase Agreement in the original principal amount of $3,000,000.00.

               "NOTEHOLDER OBLIGATIONS" shall mean, as the same have been or may hereafter be waived, amended, modified, extended, renewed, supplemented, refinanced, consolidated or replaced from time to time, all present and future obligations, indebtedness





















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     and liabilities of Debtor to each of Noteholders arising under, evidenced by or in connection with the Noteholder Documents, including, without limitation, principal amounts (but not including any additional loans or advances by Noteholders to Debtor), interest charges, fees, premiums and all other charges and sums, as well as all costs and expenses, including reasonable attorneys' fees and expenses, payable or reimbursable by Debtor to each of Noteholders under or in connection with the Noteholder Documents, whether direct or indirect, contingent or noncontingent, matured or unmatured, accrued or not accrued, liquidated or unliquidated, as well as all claims, demands, actions, causes of action and judgments arising from or relating to any of the foregoing and including, without limitation, all claims against Debtor arising or re-arising on account of or as a result of any payment made by Debtor or any other person with respect to any obligations included in this definition which is rescinded or recovered from any of Noteholders or restored or returned by any of Noteholders under authority of any law, rule, regulation, order of court or Governmental Authority, or in connection with any compromise or settlement relating thereto or relating to any pending or threatened action, suit or proceeding relating thereto, whether arising out of any proceedings under the United States Bankruptcy Code or otherwise.

               "NOTEHOLDERS" shall mean, collectively, Principal Mutual Life Insurance Company, an Iowa corporation, and The Travelers Insurance Company, a Connecticut corporation.

               "PERSON" shall mean any individual, corporation, limited liability company, partnership, joint venture, association, trust, business trust, Governmental Authority (or subdivision, agency or department thereof) or other entity of any kind.

               "SECURED OBLIGATIONS" shall mean, collectively, the Lender Obligations and the Noteholder Obligations.

               "SECURED PARTY NOTICE ADDRESS" shall mean 123 South Broad Street, Philadelphia, Pennsylvania 19109.

               "SECURITIES" shall mean the Carshell Securities, the Engineering Securities, the International Securities, the Medical Securities, the Microflite Securities, the Seti Securities, the Systems Securities and the Technologies Securities.

               "SECURITIES CERTIFICATES" shall mean the certificates evidencing the Securities identified on the Securities Exhibit attached to this Agreement and incorporated by reference into this Agreement.

               "SECURITIES COLLATERAL" shall mean: (a) all present and future rights, titles and interests of Debtor in, to and


















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




     under the Securities; (b) all present and future rights, titles, interests, powers, authorities, options, warrants, privileges and benefits of, accruing to or in any way relating to the Securities;
     (c) all present and future rights, titles and interests of Debtor in, to and under the Securities Documents and any oral agreements which, if written, would constitute Securities Documents, and all present and future rights, titles, interests, powers, authorities, options, warrants, privileges and benefits of Debtor arising under or in connection with the Securities Documents or any such oral agreements;
     (d) all present and future rights and claims of Debtor to the payment or receipt of money and other property of every kind for any reason arising under, on account of, in respect of, in evidence of, as an addition to, in substitution for, in replacement of, in exchange for, or in any other manner relating to, the Securities, the Securities Documents or any such oral agreements, whether in connection with any merger, consolidation, reorganization, recapitalization, reclassification, stock split, liquidation, increase or reduction of capital or other similar occurrence in respect of any of the Securities Issuers, or otherwise; (e) all present and future rights, titles and interests of Debtor in and to all present and future payments, receipts, collections, profits, revenues, dividends (including, without limitation, stock dividends, cash dividends and liquidating dividends), distributions, surplus, income, settlements, exchanges, benefits and other proceeds and avails in every form of or in any way relating to, the Securities, the Securities Documents or any such oral agreements, including, without limitation, all present and future rights and claims of Debtor to the payment or receipt of money and other property of every kind for any reason arising on account of or in any way relating to, and all present and future rights, titles and interests of Debtor in and to all proceeds in every form of, any voluntary or involuntary purchase, sale, transfer, conveyance, assignment, redemption, encumbrance, financing, re-financing, recapitalization, reorganization, exchange, liquidation, condemnation, taking, theft or disposition of any nature of, or any damage or casualty to, or any loss with respect to, the Securities, the Securities Documents, any such oral agreements or any of the Securities Issuers; and (f) all present and future proceeds of all of the foregoing, including, without limitation, cash proceeds, non-cash proceeds and proceeds acquired with cash proceeds, whether any such proceeds constitute consumer goods, farm products, equipment, inventory, documents of title, chattel paper, accounts, instruments or general intangibles, and including, without limitation, all proceeds of insurance policies insuring any of the foregoing or any risks relating to any of the foregoing.

               "SECURITIES DOCUMENTS" shall mean, as the same may be waived, amended, modified, extended, renewed, supplemented or replaced from time to time, the Securities Certificates and all other present and future certificates, agreements, contracts,



















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     instruments and other documents and writings evidencing or in any way relating to the Securities or any rights, titles, interests, powers, authorities, options, warrants, privileges or benefits of, accruing to or in any way relating to the Securities, including, without limitation, any such documents and writings in any way relating to the purchase, sale, transfer, conveyance, assignment, redemption, encumbrance, financing, re-financing, exchange, liquidation or disposition of any nature of, the Securities or any rights, titles, interests, powers, authorities, options, warrants, privileges or benefits of, accruing to or in any way relating to the Securities.

               "SECURITIES ISSUERS" shall mean Carshell, Engineering, International, Medical, Microflite, Seti, Systems and Technologies.

               "SETI" shall mean Seti, Inc., a Pennsylvania corporation.

               "SETI SECURITIES" shall mean the shares of capital stock of Seti identified on the Securities Exhibit attached to this Agreement and incorporated by reference into this Agreement, and all other shares of capital stock of Seti and other securities of Seti, now owned or hereafter acquired by Debtor.

               "SYSTEMS" shall mean AAI Systems Management, Inc., a Maryland corporation.

               "SYSTEMS SECURITIES" shall mean the shares of capital stock of Systems identified on the Securities Exhibit attached to this Agreement and incorporated by reference into this Agreement, and all other shares of capital stock and other securities of Systems, now owned or hereafter acquired by Debtor.

               "TECHNOLOGIES" shall mean AAI/ACL Technologies, Inc., a Maryland corporation.

               "TECHNOLOGIES SECURITIES" shall mean the shares of capital stock of Technologies identified on the Securities Exhibit attached to this Agreement and incorporated by reference into this Agreement and all other shares of capital stock and other securities of Technologies, now owned or hereafter acquired by Debtor.

               "UIC NOTEHOLDER GUARANTY" shall mean, as the same has been or may hereafter be waived, amended, modified, extended, renewed, supplemented or replaced from time to time, that certain Guaranty Agreement dated July 15, 1992, executed and delivered by UIC in favor of Noteholders.























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                  SECTION 2.  SECURITY INTEREST AND COLLATERAL


     2.1Grant of Security Interest.  As security for the Secured
        --------------------------
     Obligations, Debtor hereby grants to Secured Party, for the ratable benefit of Lenders, Issuing Bank and Noteholders according to the provisions of this Agreement and the Intercreditor Agreement, a lien and continuing security interest in, and pledges and assigns to Secured Party, for the ratable benefit of Lenders, Issuing Bank and Noteholders according to the provisions of this Agreement and the Intercreditor Agreement, the Collateral. Even if any of the Secured Obligations shall at any time or from time to time be paid in full, Secured Party's security interest shall continuously exist until all of the Lender Obligations have been paid in full and there exists no commitment by any of Lenders or Issuing Bank which could give rise to any Lender Obligations.

               2.2 Additional Documents.  Debtor agrees to execute and
                   --------------------
     deliver to Secured Party, or cause to be executed and delivered to Secured Party, from time to time promptly after request by Secured Party and in form and content satisfactory to Secured Party, such security agreements, financing statements, amendments of financing statements, assignments of financing statements, security interest filing statements, mortgages, deeds of trust, assignments, notices, consents and other documents as Secured Party may request in good faith in order to confirm, supplement, preserve, protect or perfect, or to maintain the perfection of, Secured Party's security interest in the Collateral and Secured Party's rights under this Agreement.

               2.3  Representations and Warranties Concerning Collateral.
                    ----------------------------------------------------
     Debtor represents and warrants that: (a) no assignments of any of the Collateral have previously been made, and no financing statement, mortgage, deed of trust, assignment, notice of lien or other security document publicizing a security interest in or lien upon any of the Collateral is or will be on file in any recording or filing office, and the Collateral is and shall remain free and clear of all liens, security interests, assignments and encumbrances of every kind except as created hereby; and (b) Debtor is the legal and beneficial owner of all of the Collateral.

               2.4  Representations and Warranties Concerning Securities
                    ----------------------------------------------------
     Issuers and Securities Documents.  Debtor represents and warrants
     --------------------------------
     that: (a) the execution, delivery and performance of this Agreement will not violate any term, provision or requirement of the articles of incorporation, corporate charter or bylaws of any of the Securities Issuers or any material instrument, contract, agreement, indenture, mortgage, deed of trust or other document or obligation to which any of the Securities Issuers is a party or by which any of the Securities















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     Issuers, or any of their property, is bound; (b) there are presently no Securities Documents except for the Securities Certificates;
     (c) the Securities evidenced by the Securities Certificates have been duly issued to Debtor and are fully paid and non-assessable; (d) none of the Securities constitute "margin stock," as defined in Regulation U of the Board of Governors of the Federal Reserve System; and
     (e) there are outstanding no options, warrants, convertible debt instruments or other similar instruments issued by any of the Securities Issuers conferring on any person any contingent or noncontingent rights to acquire any capital stock of any of the Securities Issuers.

               2.5  Additional Warranties and Agreements Concerning
                    -----------------------------------------------
     Collateral.  Debtor warrants and agrees that:  (a) Debtor will
     ----------
     promptly deliver to Secured Party, with such indorsements, powers and/or assignments as Secured Party may from time to time request in good faith, all Securities Documents now or hereafter in Debtor's possession or control; (b) except for cash dividends received by Debtor on account of the Securities at a time when no Event of Default shall be continuing (not including cash dividends in connection with the dissolution, liquidation or sale of any of the Securities Issuers or any property of any of the Securities Issuers), Secured Party shall have the right to receive, and Debtor shall promptly deliver, or cause to be delivered promptly, to Secured Party and, until so delivered, Debtor shall hold as Secured Party's agent and bailee, all money and other property in any form and for any reason paid, payable, distributed or distributable to Debtor, or received or receivable by Debtor, on account of or in respect of, or constituting, Collateral, with such indorsements and/or assignments as Secured Party may from time to time request; (c) all Collateral delivered to Secured Party or coming into Secured Party's possession or control from time to time may be held by Secured Party as security for the Secured Obligations;
     (d) Secured Party shall have the right, in its discretion, at any time and from time to time (i) to sign Debtor's name on any drafts or orders against, or demands, notices or other documents directed to, persons obligated or liable to Debtor on account of or in respect of any of the Collateral, (ii) to indorse Debtor's name on any instruments, checks, drafts, orders or other items of payment constituting Collateral that may come into Secured Party's possession or control from time to time, and/or (iii) to cause, or to require Debtor to cause, any of the Collateral to be registered in the name of Secured Party or its nominees; (e) no check, draft, money order or other item of payment received by Secured Party or applied on account of any of the Secured Obligations shall constitute a final payment to Secured Party unless and until the item of payment shall be honored and finally paid to Secured Party in immediately available funds;
     (f) except as otherwise specifically permitted by this Agreement, Debtor will not, directly or indirectly, without Secured Party's prior written consent, sell, assign, transfer, convey or otherwise

















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     dispose of, or suffer or permit to occur any sale, assignment, transfer, conveyance or disposition of, any of the Collateral, or any interest therein; and (g) except as otherwise specifically permitted by this Agreement, Debtor will not, without Secured Party's prior written consent, exercise or waive, or permit the waiver or loss of, any rights of Debtor with respect to any of the Collateral.






























































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                               SECTION 3.  DEFAULT


     3.1Remedies.  Upon and at any time after the occurrence and during the
        --------
     continuance of any Event of Default, Secured Party may, without notice or demand, exercise in any jurisdiction in which enforcement hereof is sought, the following rights and remedies, in addition to the other rights and remedies available to Secured Party, Lenders, Issuing Bank and Noteholders under the Lender Documents and the Noteholder Documents, the rights and remedies of a secured party under the Uniform Commercial Code and all other rights and remedies available to Secured Party under law, all such rights and remedies being cumulative and enforceable alternatively, successively or concurrently:
     (a) notify, and/or require Debtor to notify, any or all of the Securities Issuers and any or all other persons obligated or liable on or with respect to any of the Securities Collateral to deliver to Secured Party promptly all money and other property in any form and for any reason payable or distributable to Debtor, or receivable by Debtor, on account of or in respect of, or constituting, Securities Collateral; (b) in the place and stead of Debtor as though Secured Party were the absolute owner thereof, exercise any and all voting rights pertaining to the Securities Collateral and exercise any and all rights of conversion, exchange or subscription, and all other privileges, options and rights pertaining to the Securities Collateral, whether in connection with any merger, consolidation, insolvency, reorganization, recapitalization, dissolution, liquidation or other similar occurrence in respect of any of the Securities Issuers or otherwise, and, in connection therewith, to deposit and deliver any or all of the Securities Collateral to or with any committee, depository, transfer agent, registrar or other person upon such terms and conditions as Secured Party may determine in its discretion; (c) take exclusive possession of any or all of the Collateral from time to time and, so far as Debtor may give authority therefor, enter upon any premises on which any of the Collateral may be situated and remove the same therefrom, Debtor hereby waiving any and all rights to prior notice and to judicial hearing with respect to repossession of Collateral, and/or require Debtor, at Debtor's expense, to assemble and deliver any or all of the Collateral to such place or places as Secured Party may reasonably request; and
     (d) enforce the liens and security interests granted to Secured Party hereunder by collecting or liquidating all or any part of the Collateral or selling, assigning, re-assigning or otherwise disposing of all or any part of the Collateral or any interest therein, in one or more parcels, at the same or different times, at public or private sale or disposition, or otherwise.

               3.2  Collateral Dispositions.  Debtor agrees that commercial
                    -----------------------
     reasonableness and good faith require Secured Party to give Debtor no more than ten (10) days prior written notice of

















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     the time and place of any public disposition of Collateral or of the time after which any private disposition or any other intended disposition is to be made. All sales or other dispositions of Collateral may be made for cash, upon credit or for future delivery. Debtor acknowledges and agrees that Secured Party may, in its discretion, elect to dispose of the Securities after the occurrence and during the continuance of an Event of Default by causing any of the Securities Issuers to dissolve, liquidate and make liquidating dividends or distributions, and that such means of disposing of the Securities is commercially reasonable. In no event shall Debtor be credited with any part of the proceeds of liquidation, sale or other disposition of any Collateral until final payment thereon has been received by Secured Party in immediately available funds, and Secured Party shall have no obligation to delay any liquidation, sale or other disposition because the same may result in the imposition of any forfeiture, premium or penalty. In connection with any enforcement by Secured Party of the liens and security interests granted to Secured Party pursuant to this Agreement, Secured Party may demand, compromise, collect, enforce and sue for all money and other property in any form and for any reason payable or distributable to Debtor, or receivable by Debtor, on account of or in respect of, or constituting, Collateral, and otherwise exercise all rights of Debtor with respect to the Collateral, and all Collateral or proceeds of Collateral delivered to Secured Party or coming into Secured Party's possession or control from time to time may be applied by Secured Party from time to time, in whole or in part and in such order as Secured Party may determine in its discretion, to any of the Secured Obligations.
     Debtor covenants and agrees, at Debtor's expense, to execute and deliver or cause to be executed and delivered, and to do or cause to be done, all such acts, things, instruments and documents as may, in the opinion of Secured Party or counsel to Secured Party, be necessary or advisable to make all sales and dispositions of Collateral valid, binding and enforceable and in compliance with all applicable laws, rules and regulations and all judgments, orders, awards, decrees, writs and injunctions of all courts, arbitrators or governmental authorities having jurisdiction over any such sales or dispositions. Debtor acknowledges and agrees that a breach of any of the covenants contained in this Subsection or in Subsection 3.3 will cause irreparable injury to Secured Party and that Secured Party has no adequate remedy at law in respect of any such breach. Debtor therefore acknowledges and agrees that each and every covenant contained in this Subsection and in Subsection 3.3 shall be specifically enforceable against Debtor, and Debtor hereby waives to the extent permitted by applicable law, and agrees not to assert, any defenses against an action for specific performance of such covenants, except for a defense that the Secured Obligations are not due and payable.

               3.3  Certain Sales of Collateral.  If Secured Party
                    ---------------------------


















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     shall determine to exercise its right to sell or otherwise dispose of any or all of the Securities Collateral and if, in the opinion of Secured Party or counsel for Secured Party, it is necessary or advisable to have such Securities Collateral, or any portion thereof, registered under the provisions of the Securities Act of 1933 (as amended from time to time and, together with any successor legislation, the "Securities Act"), Debtor covenants and agrees that Debtor will cause each of the Securities Issuers, as applicable, and its directors and officers, to execute and deliver, at Debtor's expense, all such instruments and documents, and to do or cause to be done all other acts and things as may be necessary or advisable, in the opinion of Secured Party or counsel for Secured Party, to register such Securities Collateral, or such portion thereof, under the provisions of the Securities Act and to cause the registration statement relating thereto to become effective and to remain effective for a period of one (1) year from the date of the first public offering of such Securities Collateral, or such portion thereof, and to make all amendments thereto and/or to the related prospectus which, in the opinion of Secured Party or counsel for Secured Party, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Debtor also covenants and agrees that Debtor will cause each of the Securities Issuers, as applicable, and its directors and officers, to comply with the provisions of the securities or "Blue Sky" laws of any jurisdiction which Secured Party shall designate. Debtor recognizes that, notwithstanding the foregoing provisions of this Subsection, Secured Party may be unable to effect a public sale of all or a part of the Securities Collateral by reason of certain prohibitions contained in the Securities Act and other federal and/or State securities laws, but may be compelled to resort to private sale to a purchaser or purchasers from a restricted group of bidders who will be obliged to agree, among other things, to acquire such Securities Collateral for its or their own account, for investment and without a view to the distribution or resale thereof. Debtor acknowledges and agrees that a private sale so made may be at a price and on other terms less favorable than if such Securities Collateral were sold at public sale, and agrees that Secured Party has no obligation to cause, or to delay the sale of any of such Securities Collateral for the period of time necessary to permit, any person to register such Securities Collateral for sale under such laws. Debtor agrees that private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

               3.4 Expenses.  Debtor agrees to pay to Secured Party, each
                   --------
     Lender, each Noteholder and Issuing Bank upon its demand from time to time, the amount of all expenses, including reasonable attorneys' fees and expenses, paid or incurred by it (a) in exercising or enforcing or consulting with counsel


















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     concerning, any of its rights hereunder or under law, or (b) in defending any and all non-meritorious or previously waived demands, claims, counterclaims, cross-claims, causes of action, litigation and proceedings of every kind and nature asserted, commenced or instituted against it or any of its officers, directors, employees or agents, by Debtor, any Subsidiary of Debtor or any Other Obligor on account of, as a result of or relating to, any action taken or not taken by Secured Party, any Lender, any Noteholder or Issuing Bank in connection with the Collateral or enforcement or exercise by it of any of its rights or remedies under this Agreement or under law. Debtor also agrees to pay to Secured Party, each Lender, each Noteholder and Issuing Bank upon its demand from time to time, interest on the outstanding amount of such expenses, from the date of demand for payment of such expenses until the same are paid in full, at the rate from time to time applicable to Base Rate Loans.


                        SECTION 4.  ADDITIONAL PROVISIONS


     4.1Further Assurances, Power of Attorney.  Debtor agrees promptly to
        -------------------------------------
     do, make, execute and deliver all such additional and further acts, things, deeds, assurances, instruments and documents as Secured Party may request in good faith to vest in and assure to Secured Party its rights hereunder or in any of the Collateral. Debtor hereby appoints Secured Party and its designees as attorney-in-fact of Debtor, irrevocably and with power of substitution, with authority to execute and deliver from time to time, in the name and stead of Debtor, all documents which Debtor is required to, but has failed or refused to, execute and deliver to Secured Party pursuant to this Agreement, and with authority to take all of the actions from time to time on behalf of Debtor, and in the name and stead of Debtor, which Secured Party is authorized to take under this Agreement or which Secured Party in its discretion exercised in good faith deems necessary or advisable in order to cause Debtor to be in compliance with any of the terms of this Agreement or in order to carry out and enforce this Agreement. Said attorney or designee shall not be liable for any acts of commission or omission nor for any error of judgment or mistake of fact or law which does not arise from its gross negligence or willful misconduct. This power of attorney is coupled with an interest and is irrevocable so long as any of the Secured Obligations remain unpaid or unperformed or there exists any commitment by Lenders or Noteholders which could give rise to any Secured Obligations.

               4.2 Waiver of Trial by Jury.  Each of Debtor and Secured
                   -----------------------
     Party agrees that any action, suit or proceeding involving any claim, counterclaim or cross-claim arising out of or in any way relating, directly or indirectly, to this Agreement, or any liabilities, rights or interests of Debtor,

















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     Secured Party or any other person arising out of or in any way relating, directly or indirectly, to this Agreement, shall be tried by a court and not by a jury. Debtor and Secured Party hereby waives any right to trial by jury in any such action, suit or proceeding, with the understanding and agreement that this waiver constitutes a waiver of trial by jury of all claims, counterclaims and cross-claims against all parties to such actions, suits or proceedings, including claims, counterclaims and cross-claims against parties who are not parties to this Agreement. This waiver is knowingly, willingly and voluntarily made by Debtor and Secured Party, and Debtor and Secured Party acknowledges and agrees that this waiver of trial by jury is a material aspect of the agreements between Debtor and Secured Party and that no representations of fact or opinion have been made by any person to induce this waiver of trial by jury or to modify, limit or nullify its effect.

               4.3  Additional Waivers.  Except in the case of any notices
                    ------------------
     specifically required to be given to Debtor by Secured Party, any Lender, Issuing Bank or any Noteholder pursuant to this Agreement, any of the Lender Documents or any of the Noteholder Documents, Debtor hereby waives notice of each and every one of the following acts, events and/or conditions and agrees that, without necessity for any express reservation of rights against Debtor, neither the occurrence or existence of any such act, event or condition, nor Secured Party's, any Lender's, Issuing Bank's or any Noteholder's commission of or omission to do any such act, event or condition, in any number of instances, shall in any way release, discharge, impair or diminish any of the Secured Obligations, except as otherwise specifically agreed by Secured Party in writing: (a) the amendment, modification, renewal, extension or refinancing of, or the granting by Secured Party, any Lender, Issuing Bank or any Noteholder of any indulgence of any nature with respect to, or the invalidity, voidability, unenforceability, compromise, settlement, release, waiver, discharge or impairment, in whole or in part, of, any of the Secured Obligations or any obligation of any Other Obligor with respect to any of the Secured Obligations;
     (b) any defense of Debtor or any Other Obligor to payment of any of the Secured Obligations; (c) the addition of any maker, guarantor, surety, endorser, indemnitor or other person primarily or secondarily liable for or obligated upon any of the Secured Obligations;
     (d) assumption of any of the Secured Obligations by any other person, whether by assignment, sale, merger, consolidation, sublease, conveyance or otherwise; (e) delivery to Secured Party, any Lender, Issuing Bank or any Noteholder or acceptance by Secured Party, any Lender, Issuing Bank or any Noteholder of any promissory note or other instrument or writing evidencing or otherwise relating to any of the Secured Obligations; (f) the institution of any suit, the obtaining of any judgment or the exercise of any other right or remedy against Debtor or any Other Obligor; (g) the sale, exchange, pledge, release, disposition,


















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     surrender, loss, destruction, damage to or impairment of, any
     Collateral; (h) the creation, perfection, continuation, amendment, modification, invalidity, voidability, unenforceability, compromise, settlement, subordination, release, waiver, discharge, impairment or loss of priority, in whole or in part, of, any security interest, lien other encumbrance directly or indirectly securing any of the Obligations; or (i) any other event, circumstance or condition which might otherwise constitute a legal or equitable discharge of a borrower. Debtor also hereby waives, to the extent the same may be waived under applicable law: (a) notice of acceptance by Secured Party of this Agreement; (b) all claims, causes of action and rights of Debtor against Secured Party on account of actions taken or not taken by Secured Party in the exercise of Secured Party's rights or remedies under this Agreement or under law, provided that the same did not arise from Secured Party's negligence or willful misconduct;
     (c) all claims and causes of action of Debtor against Secured Party for punitive, exemplary, indirect, special, consequential or other non-compensatory damages; (d) all rights of redemption of Debtor with respect to any of the Collateral; (e) in the event Secured Party seeks to repossess any or all of the Collateral by judicial proceedings, any bonds or demands for possession which otherwise may be required;
     (f) all rights of Debtor to have marshalled the Collateral or any other security for any of the Secured Obligations; (g) diligence in the enforcement or collection of all of the Obligations;
     (h) presentment, protest, notice of protest and notice of non-payment with respect to all of the Secured Obligations; and (i) any duty or obligation of Secured Party to disclose to Debtor any information concerning any other customer or client, or prospective customer or client, of Secured Party. Debtor agrees that Secured Party may exercise any or all of its rights and/or remedies without resorting to, without regard to, and regardless of the adequacy of, any security or other sources of liability with respect to any of the Secured Obligations. Neither any failure nor any delay on the part of Secured Party in exercising any right, power or remedy shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

               4.4 Modifications, Notices.  No modification or waiver of
                   ----------------------
     any provision of this Agreement, and no consent by Secured Party to any failure of any of Debtor to comply with any provision of this Agreement, shall in any event be effective unless the same shall be in writing and signed by the person against whom enforcement thereof is sought, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand upon Debtor in any circumstance shall entitle Debtor to any other or further notice or demand in the same, similar or other circumstances. All notices, requests and demands to or upon the



















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     respective parties hereto to be effective shall be in writing and shall be deemed to have been duly given or made when delivered by hand, or, if earlier, three (3) calendar days after being deposited in the mail, postage prepaid, or when transmitted by telecopy transmission, provided that any such notice or communication to Debtor shall be hand-delivered or transmitted to Debtor at the Debtor Notice Address (or at such other address as Debtor may specify to Secured Party in writing from time to time), and any such notice or communication to Secured Party shall be hand-delivered or transmitted to Secured Party at the Secured Party Notice Address (or at such other address as Secured Party may specify to Debtor in writing from time to time).

               4.5 Survival, Merger and Counterparts.  All representations,
                   ---------------------------------
     warranties, covenants, conditions and agreements contained herein shall survive the execution and delivery hereof. Debtor shall continue to observe, comply with and perform all warranties, covenants, conditions and agreements to be observed, complied with or performed by Debtor under this Agreement until all of the Lender Obligations have been paid in full and there exists no commitment by any of Lenders or Issuing Bank which could give rise to any Lender Obligations. This Agreement contains the entire agreement of the parties with respect to the matters covered and the transactions contemplated hereby and thereby, and no agreement, statement or promise made by any party hereto, or by any employee, officer, agent or attorney of any party hereto, which is not contained herein or therein, shall be valid or binding. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same agreement.

               4.6 Law, Jurisdiction, Process, Transfers and
                   -----------------------------------------
     Unenforceability.  The performance and construction of this Agreement
     ----------------
     shall be governed by the internal laws of the State of Maryland (exclusive of principles of conflicts of laws). Debtor agrees that any suit, action or proceeding with respect to the Collateral or this Agreement may be brought in any state or federal court located in the State of Maryland. Debtor consents to the in personam jurisdiction of
                                                -- --------
     such courts and Debtor irrevocably waives any objection to, and any right of immunity from, the jurisdiction of such courts or the execution of judgments resulting therefrom, on the grounds of venue or the convenience of the forum. In addition, any such suit, action or proceeding instituted by Secured Party may be brought in such other courts in which jurisdiction and venue may be appropriate. Debtor agrees that service of process in any such suit, action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to Debtor at the Debtor Notice Address (or at such other address as Debtor may specify to Secured Party














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     in writing from time to time).  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and each reference in this Agreement to any of the parties hereto shall be deemed to include the successors and assigns of such party, including, in the case of Debtor, the debtor, the debtor in possession and trustee in any case under any chapter of the United States Bankruptcy Code in which Debtor is debtor. Debtor may not assign this Agreement or any of its rights hereunder without Secured Party's prior written consent. Subject to applicable law and agreements, any of Lenders, Issuing Bank or Noteholders may at any time, in its discretion, assign, transfer or pledge to any person, or grant to any person a security interest in, this Agreement or any of its rights hereunder. Subject to applicable law and agreements, any of Lenders, Issuing Bank or Noteholders may sell, in such amounts, upon such terms and to such persons as it may determine, participations in its beneficial interests under this Agreement. If any term, provision or condition, or any part thereof, of this Agreement shall for any reason be found or held invalid or unenforceable by any court or governmental agency, such invalidity or unenforceability shall not affect the remainder of such term, provision or condition, nor any other term, provision or condition, and this Agreement shall survive and be construed as if such invalid or unenforceable term, provision or condition had not been contained herein or therein; provided, however, that if any rate of interest provided under this Agreement does or shall exceed the maximum interest rate which Debtor is permitted by law to contract or agree to pay, then such rate of interest shall immediately be deemed to be reduced to such maximum rate and all previous payments of interest in excess of the maximum rate shall be deemed to have been payments in reduction of principal and not of interest.

               IN WITNESS WHEREOF, Debtor and Secured Party have duly executed this Agreement under seal as of the day and year first written above.


     ATTEST/WITNESS:                    FIRST FIDELITY BANK, NATIONAL
                                           ASSOCIATION



     _________________________
     By:__________________________(SEAL)
                                           Michael W. Coiley
                                           Vice President


                                        AAI CORPORATION




















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                                        By:__________________________(SEAL)
     -------------------------
                                           Paul J. Michaud
                                           Vice President
































































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                               SECURITIES EXHIBIT
                               -------------------



     Carshell Securities:

     1,000 shares of the common stock of Carshell, evidenced by Certificate No. 1 issued on September 10, 1993


     Engineering Securities:

     100 shares of the common stock of Engineering, evidenced by Certificate No. 2 issued on August 26, 1994


     International Securities:

          30 shares of the common stock of International, evidenced by Certificate No. 1 issued on December 30, 1971


     Medical Securities:

          5,000 shares of the common stock of Medical, evidenced by Certificate No. 1 issued on March 9, 1990


     Microflite Securities:

          1,000 shares of the common stock of Microflite, evidenced by Certificate No. 1 issued on June 19, 1991


     Seti Securities:

          25,000 shares of the common stock of Seti, evidenced by Certificate No. 4 issued on August 26, 1994





























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     Systems Securities:

          100 shares of the common stock of Systems, evidenced by Certificate No. 1 issued on April 25, 1989


     Technologies Securities:

          1,000 shares of the common stock of Technologies, evidenced by Certificate No. 2 issued on August 26, 1994


























































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     STATE OF MARYLAND, CITY OF BALTIMORE, SS:


               I HEREBY CERTIFY that on this ____________ day of _____________________, 1994, before me, the undersigned, a Notary Public of said State, personally appeared Paul J. Michaud, who acknowledged himself to be the Vice President of AAI Corporation, and that he, as such, being authorized so to do, executed the foregoing instrument for the purposes therein contained.

               WITNESS my hand and Notarial Seal.



                                             ______________________________
                                             Notary Public

     My Commission expires:

           10/1/97
     --------------------


     STATE OF MARYLAND, CITY OF BALTIMORE, SS:


               I HEREBY CERTIFY that on this ___________ day of ______________________, 1994, before me, the undersigned, a Notary
     Public of said State, personally appeared Michael W. Coiley, who acknowledged himself to be the Vice President of First Fidelity Bank, National Association, and that he, as such, being authorized so to do, executed the foregoing instrument for the purposes therein contained.

               WITNESS my hand and Notarial Seal.


                                             ______________________________
                                             Notary Public

     My Commission expires:

           10/1/97
     --------------------






















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